DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS
Delaware Limited-Term Diversified Income Fund

(the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses dated April 29, 2022, as amended

Effective immediately, the following information replaces the information in the section of the Fund’s prospectus entitled “Fund summary – Delaware Limited-Term Diversified Income Fund – What are the Fund’s fees and expenses? – Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)”:

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds by Macquarie®. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C		R	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.75%	none		none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%	[1]	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		R		Inst.		R6
Management fees	0.50%		0.50%		0.50%		0.50%		0.50%
Distribution and service (12b-1) fees	0.25%		1.00%		0.50%		none		none
Other expenses	0.19%		0.19%		0.19%		0.19%		0.13%	[2]
Total annual fund operating expenses	0.94%	[3]	1.69%	[3]	1.19%	[3]	0.69%	[3]	0.63%	[3]
Fee waivers and expense reimbursements	(0.40%)	[4]	(0.30%)	[4]	(0.30%)	[4]	(0.30%)	[4]	(0.31%)	[4]

Total annual fund operating expenses after fee waivers and expense reimbursements	0.54%	1.39%	0.89%	0.39%	0.32%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).

[2]	“Other expenses” account for Class R6 shares not being subject to certain expenses as described further in the section of the Prospectus entitled “Choosing a share class.”
[3]
The Total annual operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the waiver of certain expenses related to the merger of Delaware Limited Duration Bond Fund into the Fund.

[4]
The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.39% of the Fund’s average daily net assets from April 29, 2022 through April 29, 2023 for all share classes other than R6, and 0.32% of the Fund’s Class R6 shares’ average daily net assets from April 29, 2022 through April 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund. Additionally, the Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Fund's Class A shares' 12b-1 fees to no more than 0.15% of average daily net assets through April 28, 2023. This waiver may be terminated only by agreement of the Distributor and the Fund.

Effective immediately, the following information replaces the information in the section of the Fund’s prospectus entitled “Fund summary – Delaware Limited-Term Diversified Income Fund – Example”:

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	R	Inst.	R6
1 year	$329	$142	$242	$91	$40	$33
3 years	$528	$503	$503	$348	$191	$170
5 years	$743	$890	$890	$625	$354	$320
10 years	$1,362	$1,973	$1,973	$1,417	$830	$757

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated March 7, 2023.